SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 21, 1995


                         ALEX. BROWN INCORPORATED
             (Exact name of registrant as specified in its charter)


         MARYLAND                   0-14199                 52-1434118
   (State of incorporation        (Commission             (IRS Employer
      or organization)           File Number)         Identification No.)


       135 EAST BALTIMORE STREET
             BALTIMORE, MD                                   21202
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number including area code:  (410) 727-1700



Item 5.  Other Events

          Attached and incorporated herein by reference as Exhibit 4.1 is a specimen of the global security for the 7 5/8% Senior Notes Due 2005 and as Exhibit 4.2 is the Senior Indenture dated as of July 10, 1995 between Alex. Brown Incorporated and Chemical Bank, trustee.



Item 7(c).Exhibits

     4.1    -- Specimen of global security for the 7 5/8% Senior Notes Due 2005

     4.2 -- Senior Indenture dated as of July 10, 1995 between Alex. Brown Incorporated and Chemical Bank, trustee, relating to the Registrant's 7 5/8% Senior Notes Due 2005



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ALEX. BROWN INCORPORATED
                              (Registrant)



                              By: /s/ A.B. Krongard

                                  A.B. Krongard
                                  Chairman and Chief Executive Officer

Date:  August 21, 1995